UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

ECOLAB INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLAB INC. CORPORATE SECRETARY 1 ECOLAB PLACE SAINT PAUL, MN 55102-2739 Your Vote Counts! ECOLAB INC. 2021 Annual Meeting Vote by May 5, 2021 11:59 PM ET. For shares held in a Plan, vote by May 3, 2021 11:59 PM ET. D37933-P49850 You invested in ECOLAB INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 6, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 6, 2021 9:30 AM CT Virtually at: www.virtualshareholdermeeting.com/ECL2021 *Due to the Covid-19 pandemic, our Annual Meeting will be held in a virtual format only. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors. **Nominees:**	
1a. Douglas M. Baker, Jr.	For
1b. Shari L. Ballard	For
1c. Barbara J. Beck	For
1d. Christophe Beck	For
1e. Jeffrey M. Ettinger	For
1f. Arthur J. Higgins	For
1g. Michael Larson	For
1h. David W. MacLennan	For
1i. Tracy B. McKibben	For
1j. Lionel L. Nowell, III	For
1k. Victoria J. Reich	For
1l. Suzanne M. Vautrinot	For
1m. John J. Zillmer	For
2. Ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the current year ending December 31, 2021.	For
3. Advisory vote to approve the compensation of executives disclosed in the Proxy Statement.	For
4. Stockholder proposal regarding proxy access, if properly presented.	Against

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D37934-P49850